Filed pursuant to Rule 497(a)

Registration File No. 333-257252

Rule 482 ad

Silver Spike Investment Corp. Prices Initial Public Offering

NEW YORK, February 3, 2022 – Silver Spike Investment Corp. (“SSIC”), a newly-organized closed-end management investment company that has elected to be treated as a business development company, today announced that it priced its initial public offering of 6,071,429 shares of its common stock at $14.00 per share. Shares of common stock of SSIC are expected to begin trading on the NASDAQ Stock Market on February 4, 2022 under the symbol “SSIC.” SSIC also granted the underwriters an option to purchase up to an additional 910,714 shares of its common stock. The closing of the offering is subject to customary closing conditions, and the shares are expected to be delivered on or about February 8, 2022.

SSIC will be managed by Silver Spike Capital, LLC. SSIC’s investment objective will be to maximize risk-adjusted returns on equity for its shareholders. SSIC intends to achieve its investment objective by investing primarily in secured debt, unsecured debt, equity warrants and direct equity investments in middle-market cannabis companies and other companies in the health and wellness sector.

SSIC intends to use the net proceeds of this offering to make investments in accordance with its investment objective and strategies and for general corporate purposes.

Stifel and Piper Sandler are acting as joint book-running managers for the offering. Canaccord Genuity and Cantor are acting as co-managers for the offering.

A registration statement relating to these securities has been filed with the U.S. Securities and Exchange Commission (the “SEC”) and declared effective.

Investors are advised to carefully consider the investment objectives, risks and charges and expenses of SSIC before investing. The preliminary prospectus, dated February 1, 2022, contains this and other information about SSIC and should be read carefully before investing. The information in the registration statement, preliminary prospectus and herein is not complete and may be changed.

This press release will not constitute an offer to sell or the solicitation of an offer to buy the securities described above nor shall there be any sale of these securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to their registration or qualification under the securities laws of any such state or jurisdiction. Offers of these securities are made only by means of the preliminary prospectus. The SEC has not approved or disapproved these securities or passed upon the adequacy of the preliminary prospectus. Any representation to the contrary is a criminal offense.

The offering of these securities will be made only by means of a preliminary prospectus forming a part of the registration statement, copies of which may be obtained from: Stifel, Nicolaus & Company, Incorporated, Attention: Syndicate Department, One Montgomery Street, Suite 3700, San Francisco, CA 94104, by email at syndprospectus@stifel.com and Piper Sandler & Co., Attention: Prospectus Department, 800 Nicollet Mall, J12S03, Minneapolis, MN 55402, by telephone at (800) 747-3924, or by email at prospectus@psc.com.

About Silver Spike Investment Corp.

Silver Spike Investment Corp. (“SSIC”) is a newly-organized specialty finance company formed to invest across the cannabis ecosystem through investments in the form of direct loans to, and equity ownership of, privately held cannabis companies. SSIC has elected to be treated as a business development company under the Investment Company Act of 1940, as amended. SSIC will be managed by Silver Spike Capital, LLC. Silver Spike Capital, LLC is an investment manager focused on the cannabis and alternative health and wellness industries.

Forward-Looking Statements

Certain information contained herein may constitute “forward-looking statements” that involve substantial risks and uncertainties. Such statements involve known and unknown risks, uncertainties and other factors and undue reliance should not be placed thereon. These forward-looking statements are not historical facts, but rather are based on current expectations, estimates and projections about SSIC, its current and prospective portfolio investments, its industry, its beliefs and opinions, and its assumptions. Words such as “anticipates,” “expects,” “intends,” “plans,” “will,” “may,” “continue,” “believes,” “seeks,” “estimates,” “would,” “could,” “should,” “targets,” “projects,” “outlook,” “potential,” “predicts” and variations of these words and similar expressions are intended to identify forward-looking statements. These statements are not guarantees of future performance and are subject to risks, uncertainties and other factors, some of which are beyond SSIC’s control and difficult to predict and could cause actual results to differ materially from those expressed or forecasted in the forward-looking statements including, without limitation, the risks, uncertainties and other factors identified in SSIC’s filings with the SEC. Investors should not place undue reliance on these forward-looking statements, which apply only as of the date on which SSIC makes them. SSIC does not undertake any obligation to update or revise any forward-looking statements or any other information contained herein, except as required by applicable law.

Investor Contact:

Bill Healy

212-905-4933

bill@silverspikecap.com

Media Contact:

Alan Oshiki and Will Braun

Abernathy MacGregor

silverspikecapital@abmac.com

212-371-5999